                                                             EXHIBIT (8)(g)(iii)

                                FIFTH AMENDMENT
                                      TO
                            PARTICIPATION AGREEMENT
                AMONG AMERICAN GENERAL LIFE INSURANCE COMPANY,
                      AMERICAN GENERAL DISTRIBUTORS, INC,
                       SAFECO RESOURCE SERIES TRUST, AND
                            SAFECO SECURITIES, INC.

THIS FIFTH AMENDMENT TO PARTICIPATION AGREEMENT ("Amendment") dated as of October 1, 2001, amends the Participation Agreement dated as of April 1, 1998 (the "Agreement") among AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL") on its own behalf and on behalf of each separate account of AGL (each a "Separate Account") set forth on Schedule A of the Agreement attached hereto and incorporated herein (as same may be amended from time to time) ("Schedule A"), AMERICAN GENERAL DISTRIBUTORS, INC. ("AGDI"), SAFECO RESOURCE SERIES TRUST (the "Fund") and SAFECO SECURITIES, INC. (the "Distributor"), (collectively, the "Parties"). All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as ascribed in the Agreement.

                                 WITNESSETH THAT:

WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the Contracts of the Company relating to the Company's Platinum Investor Survivor II Flexible Premium Variable Life Insurance Policies ("Platinum Investor Survivor II Policies");

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties agree as follows:

1. The Agreement shall be amended to add the Platinum Investor Survivor II Policies to Schedule A in the form attached hereto and incorporated herein.

2. Except as amended hereby, the Agreement and all subsequent Amendments to the Agreement dated as of April 1, 1998 are hereby ratified in all respects.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in its name and on its behalf by its duly authorized representative hereto as of the date specified above.


                               Page 1 of 2 Pages
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AMERICAN GENERAL LIFE INSURANCE COMPANY, on behalf of itself and each of its
Separate Accounts named in Schedule A hereto, as amended from time to time.


     By:
        ------------------------------

 AMERICAN GENERAL DISTRIBUTORS, INC.


     By:
        ------------------------------



 SAFECO RESOURCE SERIES TRUST


     By:
        ------------------------------



SAFECO SECURITIES, INC.


     By:
        ------------------------------



                               Page 2 of 2 Pages
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                                   SCHEDULE A

                         POLICIES AND SEPARATE ACCOUNTS
                            (AS OF OCTOBER 1, 2001)


NAME OF SEPARATE ACCOUNTS AND                  REGISTRATION NUMBERS AND NAMES OF POLICIES FUNDED BY
DATE ESTABLISHED BY BOARD OF DIRECTORS         SEPARATE ACCOUNTS
--------------------------------------         ----------------------------------------------------
                                               Registration Nos.       Name of Contract
                                               (if available)

1.  American General Life Insurance Company    333-42567               Platinum Investor I and
    Separate Account VL-R                      811-08561               Platinum Investor II Variable Life
                                                                       Insurance Policies (Contract Form
                                                                       Nos. 97600 and 97610)

                                               333-80191               Corporate America-Variable
                                               811-08561               Life Insurance Policies
                                                                       (Contract Form No. 99301)

                                               333-90787               Platinum Investor Survivor
                                               811-08561               Variable Life Insurance Policies
                                                                       (Contract Form No. 99206)

                                               333-43264               Platinum Investor III
                                               811-08561               Flexible Premium Variable
                                                                       Life Insurance Policy
                                                                       (Contract Form No. 00600)

                                               333-65170               Platinum Investor Survivor II
                                               811-08561               Flexible Premium Variable
                                                                       Life Insurance Policy
                                                                       (Contract Form No. 01206)

2.  American General Life Insurance Company    333-70667               Platinum Investor Variable
    Separate Account D                         811-02441               Annuity Contract (Contract Form
                                                                       No. 98202)